UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

December 5, 2022

Date of report (Date of earliest event reported)

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 250 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 369-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 6, 2022, MEI Pharma, Inc. (the “Company”) announced that the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) has been adjourned to January 5, 2023 at 9:00 a.m. Pacific Time. The record date for the adjourned Annual Meeting continues to be October 13, 2022.

The Company’s stockholders and proxyholders will be able to attend and participate in the reconvened Annual Meeting online, be deemed to be present in person and vote their shares electronically, and submit questions prior to and during the reconvened Annual Meeting by visiting https://meetnow.global/MTGT7UU and entering their control number found on the proxy card they previously received for the Annual Meeting. This information is also displayed on the current Annual Meeting’s website.

On December 5, 2022, the Company issued two press releases announcing important information about the Company and its plans moving forward. Because this information was released so soon before the Annual Meeting, the Company’s management and board of directors decided to propose an adjournment of the Annual Meeting to give the Company’s stockholders a chance to consider this information.

The vote results for the proposal to adjourn, the only proposal able to be acted upon, were as follows:

Votes For
85,187,224

This material may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened on January 5, 2023. In connection with the Annual Meeting, the Company filed a definitive proxy statement with the SEC on October 27, 2022. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at sec.gov or at www.edocumentview.com/MEIP.

Item 8.01	Other Events.

On December 5, 2022, MEI Pharma, Inc. (the “Company”) and Kyowa Kirin Co., Ltd. issued a joint press release announcing that after receiving the most recent guidance from a late November meeting with the U.S. Food and Drug Administration (FDA), the companies are discontinuing global development of zandelisib outside of Japan for B-cell malignancies.

Additionally, on December 5, 2022, the Company announced that it plans to initiate a realignment of its clinical development efforts following the discontinuation of global development outside Japan of its PI3Kd inhibitor, zandelisib.

On December 6, 2022, the Company issued a press release announcing the adjournment of the Annual Meeting.

Copies of the press releases are filed herewith as Exhibits 99.1, 99.2 and 99.3 and are incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by MEI Pharma, Inc. and Kyowa Kirin Co., Ltd, dated December 5, 2022.

99.2	Press Release issued by MEI Pharma, Inc., dated December 5, 2022.

99.3	Press Release issued by MEI Pharma, Inc., dated December 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Dated: December 8, 2022	By:	/s/ Daniel P. Gold
	Name:	Daniel P. Gold
	Title:	Chief Executive Officer